EXHIBIT 99.1

PEDEVCO Announces Closing of Transformative Merger to Become Premier Rockies Operator

HOUSTON - November 3, 2025 - PEDEVCO Corp. (NYSE American: PED), (“PEDEVCO” or the “Company”) announced today that it has merged with certain portfolio companies (the “Portfolio Companies”) controlled by Juniper Capital Advisors, L.P. (together with affiliates, “Juniper”), which own substantial oil-weighted producing assets and significant leasehold interests with future drilling inventory located in the Northern DJ and Powder River Basins (the “Transaction”). As consideration, PEDEVCO issued 10,650,000 shares of PEDEVCO Series A Convertible Preferred (the “Convertible Preferred Shares”) stock, convertible into 106,500,000 shares of common stock of the Company, and PEDEVCO has refinanced the Portfolio Companies’ previously outstanding debt and preferred equity. Simultaneously with the closing of the Transaction, PEDEVCO has also closed on a private placement of 6,363,637 Convertible Preferred Shares, raising a total of $35 million in gross cash proceeds (the “Equity Raise”).

Upon conversion of the Convertible Preferred Shares, Juniper and certain of its affiliates will own approximately 53% of the combined entity, and the Company is expected to have total debt of approximately $87 million and approximately $10 million in cash, after giving effect to the Transaction and Equity Raise.

"We believe that this transaction marks a transformative step for PEDEVCO, positioning us to accelerate a consolidation and growth strategy centered in the Rockies”, said J. Douglas Schick, President and CEO of PEDEVCO. “There is significant opportunity to build a leading oil and gas company in the region through both organic growth and the acquisition of assets on terms that we expect to be more attractive than what we are seeing in other areas, including the Permian Basin. We look forward to working with our new team members and the new members of our Board to execute this strategy over the next several years, with a continued focus on increasing shareholder value while continually maintaining a strong balance sheet.”

“Juniper has been keenly focused on the U.S. Rockies for many years given strong well-level economics across multiple formations, extensive remaining drilling inventory spanning a large geographic area, and diverse ownership of assets,” said Edward Geiser, Executive Managing Partner of Juniper. “We believe the newly transformed PEDEVCO, which owns key assets proximal to some of the largest public and private operators, has the opportunity to grow organically through drilling its extensive operated inventory as well as through strategic consolidation. We are excited to be partnered with Doug and the PEDEVCO team, and we look forward to creating significant value for all shareholders over the next several years.”

Highlights of the Combined Company

•	Positions PEDEVCO as a Premier Publicly-Traded Rockies-Focused Operator: The addition of substantial, oil-weighted, production and a large acreage position across the Northern DJ Basin and Powder River Basin (“PRB”), together with PEDEVCO’s existing DJ Basin production and acreage, transforms PEDEVCO into a premier publicly-traded Rockies-focused operator with over 6,500 BOEPD of current production, which is over 80% oil, and over 328,000 net acres.

•	Strong Cash Generation with Extensive Potential Drilling Inventory: The combined company generates significant cash flow, supported by its relatively high percentage oil production and competitive cost structure. With its large acreage position in the DJ Basin and Powder River Basin, combined with the multiple formations being developed in such areas, the Company has identified well over a decade of potential future drilling inventory on its existing position.

•	Low-Cost Operator and Conservative Capital Structure: PEDEVCO remains a low-cost operator with low general and administrative expenses (G&A) and a conservative capital structure, which it expects to maintain in the future. At the closing of the Transaction, PEDEVCO had total debt of approximately $87 million and approximately $10 million in cash.

•	Positioned for Organic Growth and Strategic Consolidation: PEDEVCO has thirty-two wells of varying working interest that have recently been completed or are scheduled to be completed in Q4 2025 and early Q1 2026, which is expected to generate material production growth for the company over the next several months. Additionally, the Company will be focused on strategic consolidation in its areas of focus with such potential acquisitions expected to deliver accretion and operational synergies to the benefit of shareholders, while maintaining a healthy capital structure.

Transaction Details

PEDEVCO has issued 10,650,000 shares of Series A Convertible Preferred Shares to Juniper. The conversion of the Preferred Shares was subject to approval of the Company’s stockholders, which was received on October 30, 2025 (as discussed below), and as such, subject to customary filing and waiting periods under the rules of the Securities and Exchange Commission, and the mailing of a Schedule 14C Definitive Information Statement (“Stockholder Approval Effective Time”) following the closing of the Transaction, will automatically convert into 106.5 million shares of common stock, representing approximately 53% of the combined entity, when taking into account the Preferred Shares sold in the private placement discussed below.

PEDEVCO has received shareholder consent from the majority of its existing shareholders, including its Chairman and majority shareholder, Dr. Simon Kukes, who beneficially owned approximately 65% of the Company’s common stock prior to the closing of the Transaction, approving the conversion of the Preferred Shares issued to Juniper and in the equity raise.

Following the closing and upon the effectiveness of the actions undertaken by shareholder consent, including the conversion of the Series A Convertible Preferred Shares, PEDEVCO expects to have total debt of approximately $87 million and approximately $10 million in cash, and approximately 266 million shares of common stock outstanding.

Corporate Governance

Upon the closing of the Transaction, Josh Schmidt, Partner and Chief Operating Officer of Juniper, as well as Martyn Willsher and Kristel Franklin, both independent directors, joined PEDEVCO’s Board of Directors. Dr. Simon Kukes, John J. Scelfo, and H. Douglas Evans stepped down from the Board. J. Douglas Schick and John K. Howie both remain on the Board of Directors, and Edward Geiser, Juniper’s Managing Partner, is expected to join the six-person Board of Directors when the Convertible Preferred Shares are converted to common shares, which is expected to occur in the coming months.

PEDEVCO’s management team will lead the combined company with the addition of Reagan Tuck (“RT”) Dukes as Chief Operating Officer and Robert (“Bobby”) J. Long as Chief Financial Officer. Mr. Dukes and Mr. Long were previously CEO and CFO, respectively, of the Portfolio Companies. At closing, PEDEVCO also brought on a total of twelve additional employees who were previously employees of the Portfolio Companies, which the Company expects to allow for seamless integration.

Financing

At closing, PEDEVCO increased its borrowing base under its existing $250 million reserve-based lending facility with Citibank from $20 million to $120 million and has drawn approximately $87 million against that facility to help fund the Transaction.

PEDEVCO has also completed a $35 million private placement of Preferred Shares that, upon conversion, will result in the issuance of 63,636,370 million shares of common stock. Participants in this placement include Juniper and PEDEVCO’s senior management team, including Dr. Simon Kukes, J. Douglas Schick, President & CEO, Clark R. Moore, Executive Vice President and General Counsel, and Chief Commercial Officer, Jody Cook, as well as new management team members RT Dukes and Robert J. Long. The proceeds of this equity offering have been applied to the Transaction consideration to maintain a conservative balance sheet, while positioning the Company for future growth. All Preferred Shares, related to the Transaction and the Equity Raise, are expected to be converted to common stock simultaneously.

Advisors

Roth Capital Partners served as financial advisor, and K&L Gates and The Loev Law Firm, PC served as legal advisors, to PEDEVCO. Stephens Inc. served as financial advisor, and Gibson, Dunn & Crutcher LLP served as legal advisor, to Juniper.

Conference Call

A conference call and webcast are planned for 11:30 a.m. ET (8:30 a.m. PT) on Wednesday, November 5, 2025. To participate in the call, dial 888-506-0062 (International: 973-528-0011) and use participant access code: 108929 or access via webcast at www.pedevco.com. Participants may also pre-register for the conference call at https://www.webcaster5.com/Webcast/Page/2436/53185. A replay of the teleconference will be available for approximately 90 days.

Cautionary Statement Regarding Forward Looking Statements

This press release may contain forward-looking statements, including information about management's view of PEDEVCO's future expectations, plans and prospects, within the meaning of the federal securities laws, including the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 (the "Act"). In particular, when used in the preceding discussion, the words "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," "likely," "will," "would" and variations of these terms and similar expressions, or the negative of these terms or similar expressions are intended to identify forward-looking statements within the meaning of the Act and such laws, and are subject to the safe harbor created by the Act and applicable laws. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements. These statements involve known and unknown risks, uncertainties, and other factors, which may cause the results of PEDEVCO and its subsidiaries to be materially different than those expressed or implied in such statements. The forward-looking statements include projections and estimates of the Company's corporate strategies, future operations, development plans and programs, including the costs thereof, drilling locations, estimated oil, natural gas and natural gas liquids production, price realizations, projected operating, general and administrative and other costs, projected capital expenditures, efficiency and cost reduction initiative outcomes, statements regarding future production, costs and cash flows, liquidity and our capital structure, PEDEVCO’s ability to integrate the Juniper assets, operations, and personnel into PEDEVCO’s business following the closing of the Transaction, PEDEVCO’s ability to service the debt assumed in the Transaction, the expected benefits of the Transaction, dilution caused by the conversion of the Convertible Preferred Shares, certain board appointment rights provided in the Transaction, potential lawsuits regarding the Transaction, potential adverse reactions or changes to business relationships resulting from the completion of the Transaction; and uncertainty as to the long-term value of the common stock of the Company following the closing of the Transaction. We have based these forward-looking statements on our current expectations and assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances. However, whether actual results and developments will conform with our expectations and predictions is subject to a number of risks and uncertainties, including the volatility of oil and natural gas prices, our success in discovering, estimating, developing and replacing oil and natural gas reserves, risks of our operations not being profitable or generating sufficient cash flow to meet our obligations; risks relating to the future price of oil, natural gas and NGLs; risks related to the status and availability of oil and natural gas gathering, transportation, and storage facilities; risks related to changes in the legal and regulatory environment governing the oil and gas industry, and new or amended environmental legislation and regulatory initiatives; risks relating to crude oil production quotas or other actions that might be imposed by the Organization of Petroleum Exporting Countries and other producing countries; technological advancements; changing economic, regulatory and political environments in the markets in which the Company operates; general domestic and international economic, market and political conditions, including the military conflict between Russia and Ukraine and the global response to such conflict; actions of competitors or regulators; the potential disruption or interruption of the Company's operations due to war, accidents, political events, severe weather, cyber threats, terrorist acts, or other natural or human causes beyond the Company's control; risks related to the need for additional capital to complete future acquisitions, conduct our operations, and fund our business on favorable terms, if at all, the availability of such funding and the costs thereof; risks related to the limited control over activities on properties we do not operate and the speculative nature of oil and gas operations in general; risks associated with the uncertainty of drilling, completion and enhanced recovery operations; risks associated with illiquidity and volatility of our common stock, dependence upon present management, the fact that Juniper Capital Advisors, L.P. and its affiliates, and Dr. Simon G. Kukes, beneficially own a significant portion of our common stock; our ability to maintain the listing of our common stock on the NYSE American; pandemics, governmental responses thereto, economic downturns and possible recessions caused thereby; inflationary risks and recent increased interest rates, and the risks of recessions and economic downturns caused thereby or by efforts to reduce inflation; risks related to military conflicts in oil producing countries; changes in economic conditions; limitations in the availability of, and costs of, supplies, materials, contractors and services that may delay the drilling or completion of wells or make such wells more expensive; the amount and timing of future development costs; the availability and demand for alternative energy sources; regulatory changes, including those related to carbon dioxide and greenhouse gas emissions; and others that are included from time to time in filings made by PEDEVCO with the Securities and Exchange Commission, many of which are beyond our control, including, but not limited to, in the "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" sections of its Form 10-Ks and Form 10-Qs and in its Form 8-Ks, which it has filed, and files from time to time, with the U.S. Securities and Exchange Commission, including, but not limited to its Annual Report on Form 10-K for the year ended December 31, 2024 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2025. These reports are available at www.sec.gov. The Company cautions that the foregoing list of important factors is not complete. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on PEDEVCO's future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. PEDEVCO cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. The internal projections, expectations, or beliefs underlying our 2025 capital budget are subject to change in light of numerous factors, including, but not limited to, the prevailing prices of oil and gas, actions taken by businesses and governments, ongoing results, prevailing economic circumstances, commodity prices, and industry conditions and regulations.

Important Additional Information Regarding the Transactions Will Be Filed With the SEC

In connection with the Transaction and Equity Raise described above (collectively, the “Transactions”), PEDEVCO will file an Information Statement with the Securities and Exchange Commission (SEC). The definitive Information Statement will be sent to the shareholders of PEDEVCO. PEDEVCO may also file other documents with the SEC regarding the Transactions. INVESTORS AND SECURITY HOLDERS OF PEDEVCO ARE ADVISED TO CAREFULLY READ THE INFORMATION STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS, THE PARTIES TO THE TRANSACTIONS AND THE RISKS ASSOCIATED WITH THE TRANSACTION. Investors and security holders may obtain a free copy of the Information Statement (when available) and other relevant documents filed by PEDEVCO with the SEC from the SEC’s website at www.sec.gov. Security holders and other interested parties will also be able to obtain, without charge, a copy of the Information Statement and other relevant documents (when available) by (1) directing your written request to: 575 N. Dairy Ashford, Suite 210, Houston, Texas 77079 or (2) contacting our Investor Relations department by telephone at (713) 221-1768. Copies of the documents filed by the Company with the SEC will be available free of charge on the Company’s website at www.pedevco.com.

About PEDEVCO Corp.

PEDEVCO is a publicly-traded energy company engaged in the acquisition and development of strategic, high growth energy projects in the United States. The Company's principal assets are its D-J Basin Asset located in the D-J Basin in Weld and Morgan Counties, Colorado and Southeastern Wyoming, and its San Andres Asset located in the Northwest Shelf of the Permian Basin in eastern New Mexico. PEDEVCO is headquartered in Houston, Texas. More information about PEDEVCO can be found at www.pedevco.com.

About Juniper Capital Advisors, L.P.

Juniper Capital is an energy investment firm based in Houston, Texas with approximately $1.7 billion of cumulative equity commitments as of February 2025. Juniper is focused on working with high-quality management teams to provide equity capital to demonstrate the value and productive potential of oil and gas properties located primarily in the continental United States.

CONTACT:

PEDEVCO Corp.

(713) 221-1768

PR@pedevco.com

SOURCE: PEDEVCO Corp.